SCHWAB STRATEGIC TRUST

Schwab Fixed-Income ETFs

Schwab Intermediate-Term U.S. Treasury ETFTM

Supplement dated February 24, 2015 to the

Summary Prospectus dated April 30, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective February 24, 2015, the management fee of Schwab Intermediate-Term U.S. Treasury ETF has been reduced, as follows:

	Current Management Fee	New Management Fee
Schwab Intermediate-Term U.S. Treasury ETF	0.10%	0.09%

Accordingly, the following changes to the Summary Prospectus are effective February 24, 2015:

1.	The “Annual fund operating expenses” and “Expenses on a $10,000 investment” tables under the “Fund fees and expenses” section on page 1 of the Summary Prospectus are deleted and replaced in their entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)

Management fees	0.09
Other expenses	None

Total annual fund operating expenses	0.09

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$9	$29	$51	$115

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG85260-00 (02/15) © 2015 All Rights Reserved

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